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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2005



                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
             (Exact Name of Registrant as Specified in Its Charter)



       NOT APPLICABLE                  333-113140                75-3158926
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                             287 CARRIZO CANYON ROAD
                           MESCALERO, NEW MEXICO 88340
          (Address of Principal Executive Offices, Including Zip Code)

                                 (505) 464-7004
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________

             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 27, 2005, Inn of the Mountain Gods Resort and Casino entered into an employment agreement with Brian D. Parrish, who was appointed as our acting chief operating officer on September 12, 2005.

     Mr. Parrish will initially receive an annual salary of $250,000, subject to annual cost of living increases. Mr. Parrish will also receive an incentive bonus equal to one-quarter of one percent (0.25%) of the net income of our resort operations prior to any distributions to the Mescalero Apache Tribe or any enterprise or other entity of the Mescalero Apache Tribe, and after any reserve or payments of any revenue sharing or other regulatory fees to the State of New Mexico and after any reserves for capital improvements. Mr. Parrish will also be eligible to participate in our general employee benefit plans and programs. Mr. Parrish will be entitled to receive his then current monthly salary plus benefits for a period of six month following an involuntary termination of his employment, as defined in the employment agreement. The employment agreement provides for certain non-compete obligations by Mr. Parrish for one year following termination or expiration of the agreement.

     This summary of the terms of the employment agreement with Mr. Parrish is qualified in its entirety by the text of the agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DESCRIPTION

10.1 Employment Agreement, dated October 27, 2005, by and between Inn of the Mountain Gods Resort and Casino and Brian D. Parrish.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



November 2, 2005                   Inn of the Mountain Gods Resort and Casino




                                   By:      /s/ Brian D. Parrish
                                   ---------------------------------------------
                                   Name:    Brian D. Parrish
                                   Its:     Chief Operating Officer





                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

10.1 Employment Agreement, dated October 27, 2005, by and between Inn of the Mountain Gods Resort and Casino and Brian D. Parrish.